FAIR VALUE MEASUREMENTS	10 Months Ended
Dec. 31, 2025
FAIR VALUE MEASUREMENTS
FAIR VALUE MEASUREMENTS

NOTE 8. FAIR VALUE MEASUREMENTS

Level 1:

Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:

Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:	Unobservable inputs based on assessment of the assumptions that market participants would use in pricing the asset or liability.

The fair value of the public warrants is $1,855,333 or $0.24 per public warrant. The fair value of public warrants was determined using Monte Carlo Simulation Model. The public warrants have been classified within shareholders’ deficit and will not require remeasurement after issuance. The following table presents the quantitative information regarding market assumptions used in the valuation of the public warrants:

September 5, 2025
Underlying stock price	$9.92
Exercise price	$11.50
Volatility	4.0%
Remaining term (years)	7.01
Risk-free rate	3.73%
Black-Scholes value	$1.14
Pre-adjusted value per share	$1.14
Implied market value adjustment	21.20%

At December 31, 2025, assets held in the Trust Account were comprised of $232,809,646 in money market funds which are invested primarily in U.S. Treasury Securities.

The following table presents information about the Company’s assets that are measured at fair value on a recurring basis at December 31, 2025 and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:

Description	Level	December 31, 2025
Assets:
Investments held in Trust Account – U.S. Treasury Securities Money Market Fund	1	$232,809,646